DELAFIELD SELECT FUND

GATEWAY FUND

Supplement dated November 3, 2008, to the Gateway Fund Statement of Additional Information dated May 1, 2008 and Delafield Select Fund Statement of Additional Information – Part II dated September 29, 2008

Effective immediately, the second paragraph within the sub-section “Retirement Plans and Other Plans Offering Tax Benefits (Classes A and C Shares)” under the section “Shareholder Services” is amended as follows:

The minimum initial investment available to retirement plans and other plans offering tax benefits is referred to in the Prospectuses. For these plans, initial investments in the Fund must be at least $1,000 for IRAs and Keogh plans using the Natixis Funds’ prototype document and $500 for Coverdell Education Savings Accounts and at least $100 for any subsequent investments. There is no minimum initial investment or minimum subsequent investment amount for 403(b)(7) plans using Natixis Funds’ prototype document. Plan documents and further information can be obtained from the Distributor.